SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Climate Change Fund
DWS Communications Fund
DWS Diversified International Equity Fund
DWS Dreman International Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE® Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Enhanced Commodity Strategy Fund
DWS Enhanced Emerging Markets Fixed Income Fund

DWS Enhanced Global Bond Fund
DWS Global Small Cap Growth Fund
DWS Global Thematic Fund
DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Fund
DWS High Income Plus Fund
DWS International Fund
DWS Latin America Equity Fund
DWS RREEF Global Infrastructure Fund
DWS RREEF Global Real Estate Securities Fund

DWS RREEF Real Estate Securities Fund
DWS Small Cap Core Fund
DWS Small Cap Growth Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS World Dividend Fund

The following information replaces the third paragraph in the sub–section entitled “Redemption fees” of the “POLICIES ABOUT TRANSACTIONS” section of each fund’s prospectus:

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (iv) transactions on behalf of a shareholder in a plan administered as a college savings plan under Section 529 of the Internal Revenue Code; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., ”funds of funds”) or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii) transactions involving hardship of any registered shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds’ policies.

Please Retain This Supplement for Future Reference.

June 3, 2011 PROSTKR-72